EXHIBIT 10.2.11

February 12, 2024

EVOLUTION PETROLEUM CORPORATION

EVOLUTION PETROLEUM OK, INC.

NGS TECHNOLOGIES, INC.

EVOLUTION ROYALTIES, INC.

EVOLUTION PETROLEUM WEST, INC.

1155 Dairy Ashford Rd. Suite 425

Houston, Texas 77079

Attention:  Kelly Loyd

E-mail:  kloyd@evolutionpetroleum.com

Re:

Credit Agreement dated as of April 11, 2016, as amended, by and among EVOLUTION PETROLEUM CORPORATION, a Nevada corporation ("EPC"), EVOLUTION PETROLEUM OK, INC., a Texas corporation (“Evolution Texas”), NGS TECHNOLOGIES, INC., a Delaware corporation (“NGS”), EVOLUTION ROYALTIES, INC., a Delaware corporation (“Evolution Royalties”; EPC, Evolution Texas, NGS, and Evolution Royalties are collectively referred to herein as the “Original Borrowers”), EVOLUTION PETROLEUM WEST, INC., a Delaware corporation (“Evolution West”; Evolution West and the Original Borrowers are collectively referred to herein as the “Borrowers”) and MIDFIRST BANK, a federally chartered savings association ("Lender").

Dear Mr. Loyd:

This letter is in reference to the Credit Agreement referenced above. Capitalized terms not otherwise defined herein shall be defined as set forth in the Credit Agreement. Your execution below memorializes your acknowledgement and agreement to the following:

The hedging requirements of Section 7.18 notwithstanding, Borrower hereby agrees to enter into within 30 days of the date hereof and maintain in effect, for each fiscal month during the twelve (12) full-fiscal month period immediately following the date hereof and on a rolling twelve (12) month basis thereafter, one or more Swap Contracts, to the extent necessary to cause the Swap Contracts of the Borrower to cover notional volumes of crude oil and natural gas, calculated separately, at least equal to a combination of 40% monthly oil hedges or 25% oil and gas hedges per month for each fiscal month during such twelve (12) full-fiscal month periods (rolling), which Swap Contracts (i) shall have the purpose and effect of fixing crude oil and natural gas prices in respect of such portion of the reasonably anticipated production of crude oil and natural gas for such fiscal month from the Proved Developed Producing Reserves of the Loan Parties and any newly formed subsidiaries, (ii) shall be on terms reasonably satisfactory to the Lender, and (iii) shall otherwise comply with the limitations set forth in Section 8.07.

The rest and remainder of the Credit Agreement and all other Loan Documents executed in connection therewith shall remain unchanged and in full force and effect, except as amended and changed by this Amendment.

20119564.1:613505.02679

Executed this 12th day of February, 2024.

Respectfully submitted,

MIDFIRST BANK, a federally chartered savings bank

/s/ CHAY KRAMER
By:	Chay Kramer
Title:	1st Vice President

20119564.1:613505.02679

ACKNOWLEDGED, AGREED AND ACCEPTED, this   12   day of   February  , 2024.

EVOLUTION PETROLEUM CORPORATION, a Nevada corporation

By:	/s/ KELLY LOYD
Name:	Kelly Loyd
Title:	Chief Executive Officer and President

EVOLUTION PETROLEUM OK, INC., a Texas corporation

By:	/s/ KELLY LOYD
Name:	Kelly Loyd
Title:	Chief Executive Officer and President

NGS TECHNOLOGIES, INC., a Delaware corporation

By:	/s/ KELLY LOYD
Name:	Kelly Loyd
Title:	Chief Executive Officer and President

EVOLUTION ROYALTIES, INC., a Delaware corporation

By:	/s/ KELLY LOYD
Name:	Kelly Loyd
Title:	Chief Executive Officer and President

EVOLUTION PETROLEUM WEST, INC., a Delaware corporation

By:	/s/ KELLY LOYD
Name:	Kelly Loyd
Title:	Chief Executive Officer and President

20119564.1:613505.02679